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[Sbs Tower LOGO]                                                    Exhibit 10.1



August 30, 2002
William B. Tanner Jr.
4180 Lybyer Ave.
Coconut Grove, FL 33133-6154


Dear William B. Tanner Jr.:

Pursuant to the terms and conditions of the Spanish Broadcasting System, Inc. 1999 Stock Option Plan (the "Plan"), you have been granted a Nonqualified Stock Option, to purchase 15,000 shares (the "Option") of Class A common stock as outlined below.


             Granted To:   William B. Tanner Jr.
                           SSN ###-##-####

           Granted Date:   August 31, 2002

         Option Granted:   15,000

 Option Price per Share:   $7.07      Total Cost to Exercise:   $106,050.00

        Expiration Date:   August 31, 2007, unless terminated earlier.

       Vesting Schedule:   100% immediately as follows:

                           15,000 on 08/31/2002

        Transferability:   Not transferable except in accordance with the Plan.


                                            Spanish Broadcasting System, Inc.


                                            By: /s/ Raul Alarcon, Jr.
                                                -------------------------------

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.


Signature:  /s/ William B. Tanner               Date:   9/4/02
            ----------------------------             --------------
             William B. Tanner Jr.

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